Post-Balance Sheet Events	12 Months Ended
Dec. 31, 2019
Events After Reporting Period [Abstract]
Post-Balance Sheet Events
29 - POST-BALANCE SHEET EVENTS

On February 27, 2020 the fully-consolidated Shell Midstream Partners, L.P. (“SHLX”) signed an agreement with its Shell-controlled general partner to eliminate all incentive distribution rights and economic general partner interest in SHLX and convert the general partner’s two per cent general partner interest in SHLX into a non-economic general partner interest in SHLX. SHLX has also entered into a Purchase and Sale Agreement with Shell affiliates to acquire our 79% interest in the Mattox Pipeline Company LLC, which owns the Mattox Pipeline, and certain logistics assets at the Shell Norco Manufacturing Complex. As consideration for the assets and the elimination of incentive distribution rights, Shell will receive 160 million newly issued SHLX common units, plus $1.2 billion of Series A perpetual convertible preferred units at a price of $23.63 per unit. The transaction is expected to close in the second quarter of 2020 and is subject to regulatory approvals and other customary closing conditions.

After the balance sheet date, we have seen macro-economic uncertainty with regards to prices and demand for oil, gas and products as a result of the COVID-19 (coronavirus) outbreak. Furthermore, recent global developments and uncertainty in oil supply in March have caused further abnormally large volatility in commodity markets. The scale and duration of these developments remain uncertain but could impact our earnings, cash flow and financial condition.